SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 3, 2007


                          HOUSTON AMERICAN ENERGY CORP.
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               (Exact name of registrant as specified in Charter)


               Delaware                  0-33027             76-0675953
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   (State or other jurisdiction of     (Commission          (IRS Employer
   incorporation or organization)        File No.)       Identification No.)


                          801 Travis Street, Suite 2020
                              Houston, Texas 77002
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               (Address of Principal Executive Offices)(Zip Code)


                                  713-222-6966
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                            (Issuer Telephone number)


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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
Item 8.01.     Other Events.

Houston American Energy Corp. (the "Company") provides the following updated information regarding the status of drilling on its prospects in Colombia:

In December 2006, Hupecol LLC, the operator of the Company's wells in Colombia, drilled the Cabiona 11 well and encountered 8' of oil on water in the C5B Sand and the well was sidetracked in an attempt to improve the well by gaining structure. This attempt was not successful and the well has been plugged.

As of December 27, 2006 Hupecol LLC has updated its proposed drilling schedule for 2007. The drilling schedule reflects all information available at year-end 2006, including drilling results for 2006, and is subject to change without notice. The updated drilling schedule calls for 32 wells to be drilled in Colombia during 2007.

In the first six months of 2007 Hupecol LLC expects to drill 10 wells in which the Company owns a 12.5% Working Interest and 4 wells in which the Company owns approximately a 1.6% Working Interest. The planned wells on the 12.5% contracts are:

Dorotea B2
Leona (Jagueyes) A1
Leona (Jagueyes) B1
Gaban (Simon)  B1
Gaban (Simon) C1
Gaban (Simon) D1
Gaban ( Simon) 1
Las Garzas A1
Las Garzas B1
Las Garzas B2

The planned wells in which the Company owns the approximate 1.6% Working Interest are:

Rancho Quemado D1, C2, C1 & C3.

In the second half of 2007 Hupecol LLC plans to drill 10 wells on the Company's Cabiona contract, in which the Company owns a 12.5% Working Interest, and 8 wells in which the Company owns the approximate 1.6% Working Interest. The wells planned to be drilled on the Cabiona contract are:

Cabiona 12, 5, 13, 10, 2, 3, 7, 9, 14 & 15

The 8 wells scheduled to be drilled during the second half of 2007 on prospects in which the Company holds a 1.6% Working Interest are:

Rancho Quemado B1
Jaguar 16, 8, 17 & 14
Bengala 9
Caracara Sur B3 & B4


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
The Company holds, through its interest in Hupecol Dorotea and Cabiona LLC and Hupecol Llanos LLC, a 12.5% interest in various concessions in Colombia and holds, through Hupecol Caracarra LLC, a 1.6% working interest in certain concessions in Colombia. The various Hupecol entities own concessions through a contract with the Colombian National Hydrocarbon Agency (ANH) and Hupecol LLC is the operator of the concessions.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HOUSTON AMERICAN ENERGY CORP.

Dated:  January 3, 2007
                                By:   /s/ John Terwilliger
                                      John Terwilliger,
                                      President and
                                      Chief Executive Officer


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